                      ELECTION FORM AND TRANSMITTAL LETTER
           TO ACCOMPANY CERTIFICATES REPRESENTING OF COMMON SHARES OF
                                MCGRATH RENTCORP
SUBMITTED IN CONNECTION WITH AN ELECTION TO RECEIVE CASH AND/OR COMMON SHARES OF
                            TYCO INTERNATIONAL LTD.
               IN THE MERGER OF MCGRATH WITH A SUBSIDIARY OF TYCO

                            [Name and Address Label]

                                                                               J

Use the blue striped envelope to mail this Election Form and Transmittal Letter to:

Mellon Investor Services LLC

BY MAIL:
Post Office Box 3300
South Hackensack, NJ 07606
Attn: Reorganization Department

BY HAND:
120 Broadway
13th Floor
New York, New York 10271
Attn: Reorganization Department

BY OVERNIGHT DELIVERY:
85 Challenger Road Mail Drop-Reorg
Ridgefield Park, NJ 07660
Attn: Reorganization Department

                  TELEPHONE ASSISTANCE: [            ]

CHANGE OF INFORMATION: Please correct any information that has changed in the space provided below.

Name _____________________________________________________________________
__________________________________________________________________________

Address __________________________________________________________________
City _____________________________ State ______________ Zip ______________

THIS ELECTION FORM AND TRANSMITTAL LETTER MUST ACCOMPANY CERTIFICATES OF MCGRATH RENTCORP COMMON SHARES IF YOU WISH TO MAKE AN ELECTION FOR CASH AND/OR TYCO COMMON SHARES IN CONNECTION WITH THE ACQUISITION OF MCGRATH BY A SUBSIDIARY OF TYCO.

THIS IS NOT A PROXY. PLEASE DO NOT SEND IN THIS FORM WITH YOUR PROXY CARD. INSTEAD, PLEASE SEND THE COMPLETED FORM TO MELLON INVESTOR SERVICES LLC, THE EXCHANGE AGENT, IN THE ENCLOSED BLUE-STRIPED ENVELOPE.

To Mellon Investor Services LLC:

I (or we, if there are co-shareowners), the undersigned, surrender to you for exchange the share(s) identified below and certify that:

- I am the registered holder of the McGrath common shares represented by the enclosed certificate(s) or the certificate(s) has (have) been endorsed to me or in blank;
- I have full authority to surrender the certificate(s) and to give the instructions in this Election Form and Transmittal Letter;
- The shares represented by the certificate(s) are free and clear of all liens, restrictions, adverse claims and encumbrances;
- I have full power and authority to make the election(s) indicated in Box L below; and
- I have complied with all requirements stated in the instructions on page [ ] of this form.

I understand that for each share of McGrath that I own, I may make one of the following elections:

(A) ELECTION FOR CASH: The right to receive cash in the amount of $38.00;

(B) ELECTION FOR TYCO COMMON SHARES: The right to receive a fraction of a Tyco common share; or

(C) NO ELECTION: The right to receive cash and/or a fraction of a Tyco common share, as provided in the merger agreement, for shares as to which no election is made.

I understand that the Tyco share fraction depends on an average of the trading prices of Tyco shares during a pricing period that precedes the vote on the merger. If this average share price is $45.00 or above, the fraction will have a value of $38.00 based on this average share price. If this average share price is below $45.00, the Tyco subsidiary can terminate the merger unless McGrath agrees that the fraction will be 0.8444. If McGrath agrees to this fraction, the value of the Tyco shares to be received in exchange for McGrath shares will be less than $38.00 based on the average share price. The average share price will be calculated for the five consecutive trading days ending on the fourth trading day prior to and not including the date of the McGrath special meeting.

I understand that my election is subject to certain terms, conditions and limitations set forth in the merger agreement. These include the constraints that not more than 50% of the aggregate McGrath shares will be exchanged for cash and not more than 75% of the aggregate McGrath shares will be exchanged for Tyco shares, provided, however, the amount of cash to be paid may be reduced and more shares may be delivered so that the tax opinion condition to the merger agreement will be satisfied. I understand that in the event one of these constraints is exceeded, all shares for which an election has been made to receive the form of consideration that exceeds the constraint will be exchanged instead for a combination of a prorated amount of cash and Tyco shares. If I have elected this form of consideration, what I receive will differ from my election in Box L below. The mechanism for allocating consideration in this situation is referred to as proration. For a description of the proration rules, see "The Proration Rules" in the Proxy Statement/Prospectus beginning on page [ ].

If I and my affiliates hold shares in more than one name or account, and if proration is required and I have specified my allocation preference in the table in Box Q below, I direct that the allocation of cash and Tyco shares among the accounts listed be made as specified. I understand that the information in the allocation table on the Election Form and Transmittal Letter submitted for each of the accounts specified in Box Q below must be the same and that all listed affiliates must validly and timely submit to the exchange agent their Election Form and Transmittal Letter or else the exchange agent will not be able to take my allocation preference into consideration. I acknowledge that in the event the exact preferences I specify in the table cannot be accommodated, the exchange agent will attempt to allocate the merger consideration as closely as possible to my desired allocation.

I will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of my McGrath shares. I hereby irrevocably appoint the exchange agent, as my agent, to effect the exchange upon consummation of the merger pursuant to the merger agreement and the instructions to this document. All authority conferred by this document shall be binding upon my successors, assigns, heirs, executors, administrators and legal representatives. This authority shall not be affected by, and shall survive, my death or incapacity.

I understand that any Tyco shares that I am entitled to receive will be issued under Tyco's Direct Registry System (DRS), so that I will not receive a physical certificate for my shares. I can request a physical certificate from Tyco at any time. I also understand that I will not receive any fractional Tyco common shares. Instead, I will receive a check for the cash value, based upon the average share price, of any fraction of a share I would otherwise have been entitled to receive, after aggregation of all of my shares.

                       ----------------------------------
FOR YOUR ELECTION TO BE EFFECTIVE, THIS ELECTION FORM AND TRANSMITTAL LETTER, TOGETHER WITH YOUR SHARE CERTIFICATES OR A GUARANTEE OF THEIR DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE, WHICH IS
5:00 P.M., NEW YORK CITY TIME, ON THE DATE ON WHICH THE MERGER TAKES EFFECT. WE
ANTICIPATE THAT THIS DATE WILL BE ON OR ABOUT [       ], 2002, THE DATE OF THE
MCGRATH SPECIAL MEETING. THEREFORE, IF YOU WISH TO MAKE AN ELECTION, YOU SHOULD MAKE SURE THAT THE EXCHANGE AGENT RECEIVES YOUR ELECTION FORM AND TRANSMITTAL
LETTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON [       ], 2002. You may
change your election by delivering a later dated form to the exchange agent before the election deadline. You may revoke your election by written notice of revocation to the exchange agent before the election deadline.

If your McGrath share certificates will not be available by the election deadline, please follow the instruction 1 on page [ ] of this form regarding guarantee of delivery and complete Box 6.

IF YOU ARE NOT A REGISTERED HOLDER OF MCGRATH COMMON SHARES AND YOUR SHARES ARE HELD BY A BROKER, BANK OR OTHER FINANCIAL INSTITUTION, THIS ELECTION FORM AND TRANSMITTAL LETTER IS INAPPLICABLE TO YOU. PLEASE REFER TO THE INSTRUCTIONS FROM YOUR BROKER, DEALER BANK OR OTHER FINANCIAL INSTITUTION ON HOW TO MAKE AN ELECTION.


                           CERTIFICATED SHARES

                   Please Fill In Certificate  Number of of Common Shares
                            No.(s)*
                         TOTAL SHARES +

(ATTACH SEPARATE
SCHEDULE IF
NEEDED)
List only
certificate(s)
being surrendered
with this form.

* Certificate numbers are not required if shares are being delivered by book-entry transfer or certificates will be delivered using the guarantee of delivery procedures.
L
                                ELECTION
                   Number of shares for which
                   you are electing to
                   receive cash
                   Number of shares for which
                   you are electing to
                   receive Tyco common shares

                   Number of shares for which
                   you are making no election
                         TOTAL SHARES +

(ATTACH SEPARATE
SCHEDULE IF
NEEDED)
List the number
of shares of
McGrath common
shares submitted
with this form
for which you are
making the
following
elections:

M
                      SPECIAL TRANSFER INSTRUCTIONS
Upon consummation of the merger, your check will be issued and/or the DRS account for your Tyco shares will be established in the name shown on page 1 of this form unless otherwise instructed below.
Name
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Address
-------------------------------------------------------------------------
City/State/Zip
-------------------------------------------------------------------------
N
                      SPECIAL DELIVERY INSTRUCTIONS
The mailing address for your check and/or DRS Statement will be as shown on this form unless otherwise instructed below.
Address
-------------------------------------------------------------------------
City/State/Zip
-------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 5 AND 6 ON THE REVERSE
SIDE.)

(Title of Officer signing this Guarantee)

(Name of Guarantor--Please print)

O
                          GUARANTEE OF DELIVERY
                (TO BE USED IF MCGRATH SHARE CERTIFICATES
                 ARE NOT SURRENDERED WITH THIS DOCUMENT)
                    (See Instruction 1 on page [   ])

The undersigned (check appropriate box below) guarantees to deliver to the exchange agent at the appropriate address set forth above the McGrath common shares covered by this Election Form and Transmittal Letter no later than 5:00 p.m., New York City time, on the third trading day after the date of delivery of this guarantee.

                                      Firm:
                                      (PLEASE PRINT OR TYPE)
                                      Authorized Signature:
                                      Address:
                                      Area Code and Telephone
                                      Number:
/ / A broker or dealer
/ / A bank or savings association
/ / Other eligible guarantor
    institution, as defined in Rule
    17Ad-15
  (specify )
Dated: , 2002
P SIGNATURE: This form must be signed by registered holder(s) exactly as name(s) appears on certificate(s) or by person(s) authorized to sign on behalf of registered holder(s) by documents transmitted herewith.
X
--------------------------------------------------------------------------
Signature of Shareholder                                        Date
X
--------------------------------------------------------------------------
Signature of Co-Shareholder                                     Date

--------------------------------------------------------------------------
Daytime Telephone Number
                     INSTRUCTIONS FOR COMPLETING THIS
                   ELECTION FORM AND TRANSMITTAL LETTER
J There should appear on page 1 of this form a label with your name, address and the number of certificated shares you hold of McGrath common shares. If your name and address do not appear or if there is a change in this information, please provide the correct information in the space provided below the label space. If there is a change in this information, your signature(s) must be medallion guaranteed. A notary public is not acceptable. (SEE INSTRUCTION 5 ON PAGE [ ].)
K Please list the certificate number(s) of the certificate(s) that you are surrendering and the number of shares that it represents in this box
  (attach separate schedule if needed). If your certificate(s) has (have)
  been lost, stolen, misplaced or mutilated contact Mellon at
  1-888-634-6483. (SEE INSTRUCTION 7 ON PAGE [ ].)
L Please indicate the number of shares for which you are making an election for cash or a fraction of a Tyco common shares or for which you are making no election. If you surrender more shares than shares for which you make an election, the excess number of shares will be treated as shares for which you have made no election. (SEE INSTRUCTION 2 ON
  PAGE [ ].)
M If you want to change the name and/or address on your check and/or the ownership of your Tyco shares, complete the Special Transfer
  Instructions box. If you complete this box, your signature must be medallion guaranteed. (SEE INSTRUCTION 5 ON PAGE [ ].)
N If you want to use a mailing address for your check and/or DRS Statement that is different from the address shown in J above, complete the
  Special Delivery Instructions box. If you complete this box, your signature(s) must be medallion guaranteed. (SEE INSTRUCTION 6 ON
  PAGE [ ].)
O If you cannot deliver your shares at the time you send this Election
  Form and Transmittal Letter to the exchange agent, you may instead provide a guarantee of their delivery in O below. (SEE INSTRUCTION 1 ON
  PAGE [ ].)
P Sign and date this Election Form and Transmittal Letter and return it in the enclosed blue-striped envelope.
Q If you and/or your affiliates own shares in more than one name or account, you may specify your preference for the allocation of cash and
  Tyco common shares among those accounts in the event that the merger consideration is allocated in accordance with the proration rules.
  Please specify your allocation preference in Q below. (SEE INSTRUCTION 2
  ON PAGE [ ].)
R You must complete the Substitute Form W-9 section (included on page [ ]
  of this Election Form and Letter of Transmittal) with your correct
  Taxpayer Identification Number. (YOU MUST SIGN.) (SEE INSTRUCTION 8 ON
  PAGE [ ].)

Q                      ALLOCATION AMONG RELATED ACCOUNTS

DO NOT COMPLETE THIS BOX UNLESS (1) YOU AND/OR YOUR AFFILIATES OWN OF RECORD SHARES OF MCGRATH COMMON SHARES IN MORE THAN ONE NAME OR THROUGH DIFFERENT NOMINEES AND (2) YOU AND/OR YOUR AFFILIATES WISH TO SPECIFY YOUR PREFERENCE FOR THE ALLOCATION OF CASH AND TYCO COMMON SHARES AMONG THOSE ACCOUNTS IN THE EVENT THAT THE MERGER CONSIDERATION IS ALLOCATED IN ACCORDANCE WITH THE PRORATION RULES.

If proration of the merger consideration is required and you and/or your affiliates own of record shares of McGrath common shares in more than one name or through different nominees, you may instruct the exchange agent to allocate the aggregate number of Tyco shares and cash to be received in exchange for the shares in all the accounts you list below in a manner that will allow the shares in certain of the accounts you list to be exchanged for merger consideration in the form (i.e. cash or Tyco shares), or more similar to the form, that you had elected as compared to the prorated form of merger consideration. For example, assume that:

    - you and your affiliates own 100 shares of McGrath common shares in three accounts (e.g., accounts "X," "Y" and "Z"), with 34 shares in account X and 33 shares in each of accounts Y and Z,

    - the average share price of a Tyco common share is $25.00,

    - the exchange ratio is 0.8444,

    - all three accounts elect to receive only cash as merger consideration,

    - and the proration formula requires that 0.4222 of a Tyco share and $19.00 in cash be paid for each McGrath share for which an election to receive Tyco cash was made, for a total of $1,900 in cash and 42.22 Tyco shares for all three accounts.

    You may direct that, other than with respect to any Tyco fractional shares, the cash and shares be allocated as follows:

    - Account "X" will receive $38.00 in cash for all 34 McGrath shares in the account, as elected, for a total of $1,292;

    - Account "Y" will receive $38.00 in cash for 16 of the McGrath shares in the account or $608 in total, and 0.8444 Tyco shares for the remaining 17 McGrath shares or 14.35 Tyco shares in total. Based on the Tyco average share price of $25.00, the value of the per share merger consideration received by account "Y" would be $29.30; and

    - Account "Z" will receive exclusively 0.8444 of a Tyco share for all 33 McGrath shares in the account. Based on the Tyco average share price of $25.00, the value of the per share merger consideration received by account "Z" would be $21.11.

    Absent this allocation instruction, the value of the per share merger consideration received by each of accounts "X", "Y" and "Z" would be $29.56 (or ($25.00 * 0.4222) + $19.00). The value of the aggregate consideration received by all three accounts, however, remains the same.

If you wish the exchange agent to allocate the aggregate prorated merger consideration to be received with respect to your and/or your affiliates' various accounts in a manner that, to the extent possible, will result in certain of your accounts being treated consistent with your elections, please list in the table below, and identically in the table on each Election Form and Transmittal Letter submitted by you and/or your affiliates for the accounts you specify below, the order in which, to the extent possible, the McGrath shares in such account should be exchanged for the elected form of merger consideration. Identify in row "1" the first account to receive the merger consideration in accordance with your specified election for such account, then list the next accounts in order of priority from rows "2" to "5," if necessary. Please note that accounts with a lower priority (i.e. a higher identification number in the chart) will likely receive, as a result of your allocation instructions, a form of merger consideration that more greatly differs from the form you elected for such account than the form such account would have received absent such allocation instruction. A separate Election Form and Transmittal Letter must be submitted for each separate account listed below in which you and your affiliates hold McGrath common shares.

You may attach a photocopy of this table to the Election Form and Transmittal Letter for each of the accounts you specify. The information in the table on each Election Form and Transmittal Letter for you and your affiliates must be the same and all listed affiliates must validly and timely submit to the exchange agent their Election Form and Transmittal Letter or else the exchange agent will not be able to take your allocation preference into consideration. (ATTACH SEPARATE SCHEDULE IF NEEDED TO EACH ELECTION FORM AND TRANSMITTAL LETTER).

 Order in which aggregate
       prorated merger
    consideration will be      Name(s) and address(es) of registered                         Number of shares
  used to satisfy specified     owner(s) (Please fill in exactly as      Certificate        represented by each
          election            name(s) appear(s) on the certificates)        Number              certificate
             1
             2
             3
             4
             5

       INSTRUCTIONS FOR SURRENDERING CERTIFICATES AND MAKING AN ELECTION to receive cash and/or Tyco common shares in the merger of McGrath with a subsidiary of Tyco
                 (Please read carefully the instructions below)

    1. METHOD OF DELIVERY: Your McGrath certificate(s) (or a guarantee of their delivery as discussed immediately below) and this Election Form and Transmittal Letter must be sent or delivered to Mellon Investor Services LLC, the exchange agent. DO NOT SEND THEM TO MCGRATH OR TYCO. Certificates should be surrendered to the exchange agent by delivery to one of the addresses set forth on the front of this Election Form and Transmittal Letter, using the appropriate method of delivery. Delivery is at the risk of the surrendering shareholder and will be deemed effective only when the certificate(s) is (are) received. If the certificate(s) is (are) sent by mail, registered mail with return receipt requested and proper insurance is suggested. You should use the enclosed blue-striped return envelope. You are not required to complete this Election Form and Transmittal Letter for any McGrath common shares that you hold through a non-certificated account.

    GUARANTEE OF DELIVERY: If you wish to make an election, but your McGrath shares will not be available by the election deadline, you can use the procedure for guarantee of delivery of your shares. This allows you to make your election before the election deadline and subsequently to deliver your shares. To use this procedure, the guarantee of delivery information set forth in Box O above must be completed. A guarantee of delivery of shares must be made by an eligible guarantor institution, generally a bank, broker, dealer and certain other financial institutions. Any McGrath shares covered by a guarantee of delivery must be delivered to the exchange agent within three trading days after the date this document is submitted to the exchange agent. Failure to deliver the shares within such three day period will invalidate any election.

    2. MAKING THE ELECTION: Make your election preference by indicating in the table in Box L the number of McGrath shares submitted with this Election Form and Transmittal Letter for which you are making the specified elections.

See "Making the Election" in the Proxy Statement/Prospectus beginning on page [ ] for more information. Each election is subject to certain terms, conditions and limitations set forth in the merger agreement. These include the constraints that not more than 50% of the aggregate McGrath shares will be exchanged for cash and not more than 75% of the aggregate McGrath shares will be exchanged for Tyco shares provided, however, the amount of cash to be paid may be reduced and more shares may be delivered so that the tax opinion condition to the merger agreement will be satisfied. In the event one of these constraints is exceeded, all shares for which an election has been made to receive the form of consideration that exceeds the constraint will be exchanged instead for a combination of a prorated amount of cash and Tyco shares. If you have elected this form of consideration, what you receive will differ from your election(s) in Box L. The mechanism for allocating consideration in this situation is referred to as proration. For a description of the proration rules, see "The Proration Rules" in the Proxy Statement/Prospectus beginning on page [ ].

    ALLOCATION AMONG RELATED ACCOUNTS IN THE EVENT OF PRORATION: If you and/or your affiliates hold shares of record in different names or accounts and proration is required, you and your affiliates may direct the allocation of cash and Tyco shares among these accounts in the table in Box Q. You may attach a photocopy of the table in Box Q to the Election Form and Transmittal Letter for each of the accounts you specify in the table. The information in the table on each Election Form and Transmittal Letter for you and your affiliates must be the same and all listed affiliates must validly and timely submit to the exchange agent their Election Form and Transmittal Letter or else the exchange agent will not be able to take your allocation preference into consideration. In the event the exact preferences you specify in the table cannot be accommodated, the exchange agent will attempt to allocate the merger consideration as closely as possible to your desired allocation.

    3. CHECK AND/OR TYCO SHARES ISSUED IN THE SAME NAME: If your check and/or the Tyco shares are to be issued in the name appearing on the surrendered certificate(s), this Election Form and Transmittal Letter should be signed exactly as the name appears on the certificate(s). No signature guarantee is required in this case, unless the Special Delivery Instructions box is competed.

    4. MULTIPLE OWNERS; CERTIFICATES OWNED IN TWO OR MORE NAMES: If the surrendered share certificate(s) is (are) owned by two or more owners, all owners must sign this Election Form and Transmittal Letter exactly as written on the face of the certificate(s). If you have certificates in different names (for example, John Doe and J. Doe) or in different forms of ownership (for example, individually and as trustee) you must complete and sign a separate Election Form and Transmittal Letter corresponding to each different name or form of ownership. Election Form and Transmittal Letters executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such on the face of the certificate(s) must be accompanied by proper evidence of the signer's authority to act.

    5.  CHECK AND/OR TYCO SHARES ISSUED IN DIFFERENT NAME; SPECIAL TRANSFER
INSTRUCTIONS: If your check is to be issued and/or the DRS account for your shares is to be established in a name that is different than the name in which the surrendered McGrath shares are registered and which appears on the certificate(s), the signature(s) on this Election Form and Transmittal Letter must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents' Medallion Program. Accordingly, a signature guarantee is required if (1) the Special Transfer Instructions box is completed or Change of Information box is completed or (2) the shares have been transferred so that this Election Form and Transmittal Letter is signed by someone other than the person whose name appears on the certificate(s). In either case, the certificate(s) must be endorsed or accompanied by stock powers, signed exactly as the name of the registered holder appears on the certificate(s), and the endorsement or stock powers must also be accompanied by a signature guarantee.

    6. SPECIAL DELIVERY INSTRUCTIONS: If you want your check and/or the DRS statement for your Tyco shares mailed to an address that is different from the address in which your shares are registered (i.e., the address that appears on the address label), complete the Special Delivery Instructions box. If this box is completed, your signature on the form must be guaranteed in the same manner as provided in Instruction 5.

    7. LOST CERTIFICATE(S): If your certificate(s) has (have) been lost, stolen, misplaced or destroyed, contact the exchange agent for instructions at
[        ].

    8. SUBSTITUTE FORM W-9: Under U.S. federal income tax law, a non-exempt shareholder is required to provide the exchange agent with the shareholder's correct U.S. Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If the certificate(s) is (are) in more than one name or is (are) not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance on which number to report. FAILURE TO PROVIDE THE INFORMATION ON THE FORM MAY SUBJECT THE SURRENDERING SHAREHOLDER TO FEDERAL INCOME TAX WITHHOLDING OF 30% ON THE PAYMENT OF ANY CASH RECEIVED IN EXCHANGE FOR MCGRATH SHARES. Also, if a shareholder has checked the box in Part III "Awaiting TIN" and payment is made before the exchange agent is provided with a TIN, the exchange agent may retain the applicable backup withholding percentage of any cash payment and either remit such amount to the U.S. Internal Revenue Service if such TIN is not provided within 60 days or pay over such retained amount to the shareholder upon the furnishing of a TIN within 60 days.

    Exempt persons (including corporations and certain foreign persons) are not subject to backup withholding and information reporting and should indicate their exempt status as directed in the enclosed Guidelines. Foreign persons may qualify as exempt persons by submitting an appropriate IRS Form W-8, signed under the penalties of perjury, certifying their foreign status. The appropriate IRS Form W-8 may be obtained from the exchange agent or from any IRS Office.

    Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                      PAYER: MELLON INVESTOR SERVICES LLC

    SUBSTITUTE FORM W-9                                  PART I--PLEASE PROVIDE YOUR TIN IN  Social Security No.
   DEPARTMENT OF THE TREASURY                            THE SPACE AT THE RIGHT AND CERTIFY  or Employer
   INTERNAL REVENUE SERVICE                              THAT IT IS CORRECT BY SIGNING AND   Identification No.
   PAYER'S REQUEST FOR TAXPAYER                          DATING BELOW.                       -------------------
   IDENTIFICATION NUMBER (TIN)
                                                         PART II--For Payees exempt from backup withholding, see
                                                         the enclosed Guidelines for Certification of Taxpayer's
                                                         Identification Number on Substitute Form W-9 and
                                                         complete as instructed under "Filing Instructions."
CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are awaiting a Taxpayer Identification Number to be issued to you, check the box under Part III.
    ALSO SEE INSTRUCTIONS IN THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                                              SUBSTITUTE FORM W-9

PLEASE SIGN HERE                    R
                                 +  NAME (PLEASE PRINT)
                                    ADDRESS (PLEASE PRINT)
                                    SIGNATURE  DATE

   DEPARTMENT OF THE TREASURY                            THE SPACE AT THE RIGHT AND
   INTERNAL REVENUE SERVICE                              THAT IT IS CORRECT BY SIGNING AND   Identification No.
   PAYER'S REQUEST FOR TAXPAYER                          DATING BELOW.                       -------------------
   IDENTIFICATION NUMBER (TIN)
                                    PART III
                                    AWAITING TIN:
                                    / /
CERTIFICATION--Under penalties of
(1) The number shown on this form
be issued to me).
(2) I am not subject to backup wit
    not been notified by the Inter
    of a failure to report all int
    to backup withholding.
(3) I am a U.S. person (including
CERTIFICATION INSTRUCTIONS--You mu
subject to backup withholding beca
after being notified by the IRS th
from the IRS that you were no long
awaiting a Taxpayer Identification
    ALSO SEE INSTRUCTIONS IN THE E  ALSO SEE INSTRUCTIONS IN
                                    THE ENCLOSED GUIDELINES
                                      FOR CERTIFICATION OF
                                    TAXPAYER IDENTIFICATION
                                      NUMBER ON SUBSTITUTE
                                            FORM W-9
PLEASE SIGN HERE
                                 +  NAME (PLEASE PRINT)
                                    ADDRESS (PLEASE PRINT)
                                    SIGNATURE DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF    % ON ANY CASH PAYMENTS MADE TO YOU IN EXCHANGE FOR MCGRATH SHARES. IF YOU
CHECK THE BOX IN PART III "AWAITING TIN" AND PAYMENT IS MADE BEFORE THE EXCHANGE AGENT IS PROVIDED WITH A TIN, THE EXCHANGE AGENT MAY RETAIN THE APPLICABLE BACKUP WITHHOLDING PERCENTAGE OF ANY CASH PAYMENT AND EITHER REMIT SUCH AMOUNT TO THE U.S. INTERNAL REVENUE SERVICE IF SUCH TIN IS NOT PROVIDED WITHIN 60 DAYS OR PAY OVER SUCH RETAINED AMOUNT TO THE SHAREHOLDER UPON THE FURNISHING OF A TIN WITHIN 60 DAYS. PLEASE REVIEW THE ENCLOSED GUIDELINES OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

------------------------------------------------------------------------------------------
                                                          GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                 NUMBER OF--
------------------------------------------------------------------------------------------
1.                      An individual's account           The individual

2.                      Two or more individuals (joint    The actual owner of the account
                        account)                          or, if combined funds, the first
                                                          individual on the account(1)

3.                      Husband and wife (joint account)  The actual owner of the account or, if joint funds, the first
                                                          individual on the account(1)

4.                      Custodian account of a minor      The minor(2)
                        (Uniform Gift to Minors Act)

5.                      a. A revocable savings trust      The grantor-trustee(1)
                           account (in which grantor is
                           also trustee)
                        b. Any "trust" account that is    The actual owner(1)
                        not a legal or valid trust under
                           State law

6.                      Sole proprietorship account       The owner(4)
7.                      A valid trust, estate or pension  Legal entity (Do not furnish the
                        trust                             identifying number of the
                                                          personal representative or
                                                          trustee unless the legal entity
                                                          itself is not designated in the
                                                          account title.)(5)
------------------------------------------------------------------------------------------

---------------------  -----------------------------------------------------------------------------
                                                                    GIVE THE EMPLOYER
FOR THIS TYPE OF ACCO  FOR THIS TYPE OF ACCOUNT:                    IDENTIFICATION NUMBER OF--
---------------------  -----------------------------------------------------------------------------
1.                     8.         Corporate account                 The corporation
2.                     9.         Religious, charitable or          The organization
                                  educational organization account

3.                     10.        Partnership account held in the   The partnership
                                  name of the business

4.                     11.        Association, club or other tax-   The organization
                                  exempt organization
5.                     12.        A broker or registered nominee    The broker or nominee

6.                     13.        Account with the Department of    The public entity
                                  Agriculture in the name of a
                                  public entity (such as a state
                                  or local government, school
                                  district or prison) that
                                  receives agricultural program
                                  payments
7.

---------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner and you may also enter the business or "doing business as" name. Use either the owner's social security number or the employer identification number of the business (if it has one).

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number, or Form SS-4, Application for an Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. United States resident aliens who cannot obtain a social security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Even if the payee does not provide a TIN in the manner required, a payer is not required to backup withhold on any payments made by the payer if the payee is:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.  The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.  An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.  A corporation.

7.  A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under section 584(a).

13. A financial institution.

14. A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

15. A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for payees listed in 1 through 15 above:

    INTEREST AND DIVIDEND PAYMENTS. All listed payees are exempt except the payee in item 9.

    BROKER TRANSACTIONS. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments that are not subject to information reporting also are not subject to backup withholding.

DIVIDENDS AND PATRONAGE DIVIDENDS that generally are exempt from backup withholding include:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) distributions made by an ESOP.

INTEREST PAYMENTS that generally are exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest IN THE COURSE OF YOUR TRADE OR BUSINESS to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILING INSTRUCTIONS

FILE THE FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE EXEMPT ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBER--If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.